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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2012
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 267-7000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

PG&E Corporation:

On May 14, 2012, PG&E Corporation held its annual meeting of shareholders.  At the meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	292,004,771	3,504,348	751,871	39,050,557
Lewis Chew	293,722,108	1,925,897	612,985	39,050,557
C. Lee Cox	285,621,598	10,001,532	637,860	39,050,557
Anthony F. Earley, Jr.	284,750,587	10,834,402	676,001	39,050,557
Fred J. Fowler	293,121,937	2,504,398	634,655	39,050,557
Maryellen C. Herringer	251,919,958	43,610,965	730,067	39,050,557
Roger H. Kimmel	293,070,187	2,540,167	650,636	39,050,557
Richard A. Meserve	265,534,418	29,968,066	758,506	39,050,557
Forrest E. Miller	286,554,231	9,083,776	622,983	39,050,557
Rosendo G. Parra	293,430,127	2,212,561	618,302	39,050,557
Barbara L. Rambo	285,754,858	9,771,764	734,368	39,050,557
Barry Lawson Williams	284,595,913	10,822,475	842,602	39,050,557

Each director nominee named above was elected a director of PG&E Corporation.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2012 (included as Item 2 in the proxy statement):

For:	332,142,355
Against:	2,450,027
Abstain:	719,165
`
This proposal was approved.

3.	Non-binding advisory approval vote on executive compensation (included as Item 3 in the proxy statement):

For:	237,081,799
Against:	56,792,364
Abstain:	2,386,827
Broker Non-Vote(1)	39,050,557

This proposal was approved.

4.	Shareholder proposal regarding neutral PG&E personnel policies (included as Item 4 in the proxy statement):

For:	5,826,958
Against:	281,714,653
Abstain:	8,717,522
Broker Non-Vote(1)	39,052,414

This shareholder proposal was not approved.

(1) Broker non-votes occur when brokers or nominees do not exercise discretionary voting on certain matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those matters without instructions from the beneficial owner of the shares.  Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

Pacific Gas and Electric Company:

On May 14, 2012, Pacific Gas and Electric Company (Utility) held its annual meeting of shareholders. At the annual meeting, the shareholders voted as indicated below on the following matters:

1.	Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Item 1 in the proxy statement):

	For	Against	Abstain	Broker Non-Vote(1)
David R. Andrews	266,937,621	147,253	64,137	5,377,667
Lewis Chew	266,957,694	126,005	65,312	5,377,667
C. Lee Cox	266,902,119	181,450	65,442	5,377,667
Fred J. Fowler	266,956,338	128,525	64,148	5,377,667
Maryellen C. Herringer	266,876,656	209,870	62,485	5,377,667
Christopher P. Johns	266,963,307	120,416	65,288	5,377,667
Roger H. Kimmel	266,959,090	124,469	65,452	5,377,667
Richard A. Meserve	266,941,461	142,005	65,545	5,377,667
Forrest E. Miller	266,916,592	168,692	63,727	5,377,667
Rosendo G. Parra	266,948,662	137,594	62,755	5,377,667
Barbara L. Rambo	266,903,445	181,153	64,413	5,377,667
Barry Lawson Williams	266,895,273	186,996	66,742	5,377,667

Each director nominee named above was elected a director of Pacific Gas and Electric Company.

2.	Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2012 (included as Item 2 in the proxy statement):

For:	272,237,231
Against:	85,388
Abstain:	204,059

This proposal was approved.

3.	Non-binding advisory approval vote on executive compensation (included as Item 3 in the proxy statement):

For:	266,594,274
Against:	443,560
Abstain:	111,177
Broker Non-Vote(1)	5,377,667

This proposal was approved.

(1) Broker non-votes occur when brokers or nominees do not exercise discretionary voting on certain matters because, under the rules of the New York Stock Exchange, they are not allowed to vote on those matters without instructions from the beneficial owner of the shares. Broker non-votes are counted when determining whether the necessary quorum of shareholders is present or represented at each annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: May 15, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: May 15, 2012	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary